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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                AMENDMENT NO. 2
                                       TO
                                    FORM 8-K
                                       ON
                                   FORM 8-K/A

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported):       JUNE 2, 1997



                             DXP ENTERPRISES, INC.
               (Exact name of registrant as specified in charter)



         TEXAS                      0-21513                  76-0509661
(State of Incorporation)      (Commission File No.)      (I.R.S. Employer
                                                         Identification No.)



         580 WESTLAKE PARK BOULEVARD, SUITE 1100
                     HOUSTON, TEXAS                                  77079
        (Address of Principal Executive Offices)                   (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 531-4214


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EXPLANATION

         As discussed in the Current Report on Form 8-K dated June 2, 1997 (the "Current Report") of DXP Enterprises, Inc., a Texas corporation (the "Registrant"), as filed with the Securities and Exchange Commission (the "Commission") on June 17, 1997, as amended by Amendment No. 1 to Form 8-K on Form 8-K/A, as filed with the Commission on July 25, 1997, on June 2, 1997, a wholly-owned subsidiary of the Registrant acquired substantially all of the assets ("the Strategic Acquisition") of Strategic Supply, Inc., a Delaware corporation ("Strategic"), pursuant to an Asset Purchase Agreement dated May 27, 1997 (the "Agreement"), among Strategic, Coulson Technologies, Inc., a Delaware corporation, Strategic Distribution, Inc., a Delaware corporation, Strategic Acquisition, Inc., a Nevada corporation and wholly-owned subsidiary of the Registrant, and the Registrant. The purchase price, which is subject to adjustment, consisted of approximately $4.1 million in existing cash, assumption of approximately $4.7 million of trade payables and other accrued expenses, $2.8 million in promissory notes payable to Strategic and earn-out payments based on the earnings before interest and taxes of Strategic to be paid over a period of approximately six years, which earn-out payments shall not exceed $3,500,000.

         Item 7(b) of the Current Report is hereby amended and restated in its entirety as follows:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b)    Pro Forma Financial Information.

                     Index to Pro Forma Financial Information

                                                                       Page No.
                                                                       --------
         Pro Forma Combined Balance Sheet as of March 31, 1997.......... 4

         Pro Forma Combined Statement of Operations..................... 5

         Pro Forma Adjustments.......................................... 7






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               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

   The unaudited pro forma combined balance sheets as of March 31, 1997 and unaudited pro forma combined statements of earnings for the three months ended March 31, 1997 and the year ended December 31, 1996 give effect to the acquisition by a wholly-owned subsidiary of the Registrant of substantially all of the assets of Strategic on June 2, 1997. The unaudited pro forma combined statements of earnings assume all such transactions occurred at the beginning of the periods presented. The unaudited pro forma combined balance sheets assume all such transactions occurred at the end of the periods presented.

   The unaudited pro forma combined financial statements may not be indicative of the results that would have occurred if the combination had been in effect on the dates indicated or which may occur in the future. The unaudited pro forma condensed combined financial statements should be read in conjunction with the financial statements of Strategic, which are included elsewhere in this Current Report.

   The pro forma adjustments do not reflect projected cost savings of $414,000 for the three month period ended March 31, 1997 and $1,015,000 for the year ended December 31, 1996 relating to the elimination of duplicative personnel and intercompany charges reflected in Strategic's results. Additionally, the pro forma adjustments do not reflect to the elimination of certain restructuring charges and other one-time expenses of $1,363,000 for the year ended December 31, 1996 relating to prior mergers and branch closings.



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                             DXP ENTERPRISES, INC.

                        PRO FORMA COMBINED BALANCE SHEET
                                 (IN THOUSANDS)

                                                                    March 31, 1997
                                              -------------------------------------------------------------
                                                            Strategic
                                                 DXP          Supply           Pro Forma        Pro Forma
                                               Historical   Historical        Adjustments        Combined
                                              -------------------------------------------------------------
ASSETS
Current Assets:
  Cash                                        $       979   $       131       $      (131)(1)   $       979
  Trade accounts receivable, net                   19,899         6,121            (6,121)(1)        19,899
  Inventories                                      16,665         9,300              --              25,965
  Prepaid Expenses and other current assets           266            79              --                 345
  Deferred income taxes                               569          --                --                 569
                                              -----------   -----------       -----------       -----------
Total current assets                               38,378        15,631            (6,252)           47,757
Property, plant and equipment, net                  7,792         2,328              --              10,120
Other assets                                          953           404              (336)(1)         1,021
                                              -----------   -----------       -----------       -----------
Total assets                                  $    47,123   $    18,363       $    (6,588)      $    58,898
                                              ===========   ===========       ===========       ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Trade accounts payable                      $     8,944   $     4,334       $      --         $    13,278
  Employee compensation                               884          --                --                 884
  Other accrued liabilities                           965          --                --                 965
  Current portion of long-term debt                   623            81               (52)(2)           652
  Current portion of subordinated debt               --            --                 125 (2)           125
  Due to parent                                      --          12,794           (12,794)(1)          --
                                              -----------   -----------       -----------       -----------
Total current liabilities                          11,416        17,207           (12,721)           15,904


Suspense                                             --            --               6,598 (1)          --
                                                     --            --              (6,598)(2)          --
Long term debt, less current portion               22,792           762             4,150 (2)        27,704
Subordinated debt                                    --            --               2,375 (2)         2,375
Deferred compensation                                 739          --                --                 739
Deferred income taxes                                 364          --                --                 364
                                              -----------   -----------       -----------       -----------
Total liabilities                                  35,311        17,971            (6,196)           47,086
Equity Subject to Redemption:
  Series A Preferred Stock                            150          --                --                 150
  Series B Convertible Preferred Stock                450          --                --                 450
Shareholders' Equity:
  Series A Preferred Stock                              2          --                --                   2
  Series B Preferred Stock                             15          --                --                  15
  Common Stock                                        160             1                (1)(1)           160
  Paid-in capital                                     288         2,614            (2,614)(1)           288
  Retained earnings                                10,747        (2,222)            2,222 (1)        10,747
                                              -----------   -----------       -----------       -----------
Total shareholders' equity                         11,212           393              (393)           11,212
                                              -----------   -----------       -----------       -----------
Total liabilities and shareholders' equity    $    47,123   $    18,363       $    (6,588)      $    58,898
                                              ===========   ===========       ===========       ===========






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                             DXP Enterprises, Inc.
                   Pro Forma Combined Statement of Operations
                   (in thousands, except for per share data)

                                           Three Months Ended March 31, 1997
                             -----------------------------------------------------------
                                              Strategic
                                DXP            Supply       Pro Forma         Pro Forma
                             Historical      Historical    Adjustments        Combined
                             -----------    -----------    -----------       -----------
Revenues                     $    30,129    $    12,372    $      --         $    42,501
Costs and Expenses:
  Cost of Sales                   21,756          9,281           --              31,037
  Selling, general and
     administrative                7,043          3,163           --              10,206
                             -----------    -----------    -----------       -----------
Operating income (loss)            1,330            (72)          --               1,258
Other income (expense)
  Other income                       429           --             --                 429
  Interest expense                  (539)           (22)          (121)(3)          (682)
                             -----------    -----------    -----------       -----------
Earnings (loss) before
  income taxes                     1,220            (94)          (121)            1,005
Provision for income taxes           429             15           --                 444
                             -----------    -----------    -----------       -----------
Net income                           791           (109)          (121)              561
Preferred stock dividend              38           --             --                  38
                             -----------    -----------    -----------       -----------
Net income attributable to
  common shareholders        $       753    $      (109)   $      (121)      $       523
                             ===========    ===========    ===========       ===========
Net income per share         $      0.08                                     $      0.05
                             ===========                                     ===========
Weighted average shares
  outstanding                      9,892                                           9,892
                             ===========                                     ===========





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                             DXP Enterprises, Inc.
                   Pro Forma Combined Statement of Operations
                   (in thousands, except for per share data)


                                          Year Ended December 31, 1996
                             -----------------------------------------------------------
                                              Strategic
                                DXP           Supply        Pro Forma         Pro Forma
                             Historical      Historical    Adjustments        Combined
                             -----------------------------------------------------------
Revenues                     $   125,208    $    50,972    $      --         $   176,180
Costs and Expenses:
  Cost of Sales                   93,091         38,907           --             131,998
  Selling, general and
     administrative               29,332         13,989           (143)(4)        43,178
  Restructuring charge              --              878           --                 878
  Special charges                   --            2,836         (2,836)(5)             0
                             -----------    -----------    -----------       -----------
Operating income (loss)            2,785         (5,638)         2,979               126
Other income (expense)
  Other income                       951           --             --                 951
  Interest expense                (2,101)          (131)          (439)(3)        (2,671)
                             -----------    -----------    -----------       -----------
Earnings (loss) before
  income taxes                     1,635         (5,769)         2,540            (1,594)
Provision for income taxes           745           (682)          --                  63
                             -----------    -----------    -----------       -----------
Net income                           890         (5,087)         2,540            (1,657)
Preferred stock dividend             119           --             --                 119
                             -----------    -----------    -----------       -----------
Net income attributable to
  common shareholders        $       771    $    (5,087)   $     2,540       $    (1,776)
                             ===========    ===========    ===========       ===========
Net income per share         $      0.09                                     $      0.21
                             ===========                                     ===========
Weighted average shares
  outstanding                      8,621                                           8,621
                             ===========                                     ===========






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                             Pro Forma Adjustments


1. To remove the assets, liabilities and equity not included in the purchase by the Registrant and place in suspense the net assets purchased by the Registrant pursuant to the Agreement.

2. To record the debt incurred by the Registrant for the acquisition of the net assets of the Company.

3. To adjust interest expense of the debt incurred for the acquisition of the net assets of the Company.

4. To eliminate amortization of goodwill associated with prior acquisitions completed by the Company that were not purchased by the Registrant ($143,000).

5. To eliminate special charges not expected to be incurred by the combined entities.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DXP ENTERPRISES, INC.



Dated: October 17, 1997                 By:    /s/ DAVID R. LITTLE
                                        ---------------------------------------
                                                David R. Little
                                        President and Chief Executive Officer